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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the use in this Registration Statement on Amendment No. 1 to Form S-4 of Cummins Inc. of our report dated July 31, 2003 relating to the financial statements of Cummins Inc., which appears in such Registration Statement. We also consent to the reference to us under the heading "Experts" in such Registration Statement.

PricewaterhouseCoopers LLP

Indianapolis, IN
November 3, 2003